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     SUPPLEMENTAL TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION


            CREDIT SUISSE WARBURG PINCUS GLOBAL HEALTH SCIENCES FUND

The following information modifies certain information contained in the fund's Prospectus and Statement of Additional Information.

In light of the fund's emphasis on global healthcare stocks,effective May 1, 2001,the fund has added the MSCI World Healthcare Index as a performance benchmark. The MSCI World Healthcare Index is a sector level index based on global industry classification standards (GICS), and consists of all securities in the developed markets that are classified into the healthcare sector. For the one-year and since inception (December 31, 1996) periods ended December 31, 2000, the average annual total returns for the MSCI World Healthcare Index were 26.63% and 20.70%, respectively. The fund will continue to compare its performance to the Standard & Poor's 500 Index.


Dated: May 4, 2001                                             WPGHT - 16 - 0501